                                                              Exhibit 10.50

                           Material omitted and filed
                         separately with the Securities
                            and Exchange Commission.


                                SUPPLY AGREEMENT


This agreement is made and entered into at the date of signature between Selfcare Inc., 200 Prospect Street, Waltham, MA 02154, USA and Selfcare International GmbH, Keltenring 8, 82041 Oberhaching, Germany (hereinafter collectively called as the "COMPANY") and A. Menarini Industrie Farmaceutiche Riunite S.r.L., via Sette Santi 3, 50131 Firenze, Italy ("MENARINI").

                                     WHEREAS

- The COMPANY is entitled to manufacture and sell the products described in Appendix A (the "PRODUCTS");
- The COMPANY is willing to sell Menarini, on an exclusive basis, the PRODUCTS described in Appendix A in accordance with the following terms and conditions.

1.      SUPPLY

        The COMPANY hereby undertakes to sell exclusively to MENARINI all quantities of the PRODUCTS which MENARINI shall require to market and sell, under MENARINI's colours, labels and trademarks, directly or through its distributors the PRODUCTS in the Territories described in Appendix A (the "TERRITORY").

2.      PRICES, EXCHANGE RATE VARIATION AND PAYMENT

        2.1 The PRODUCTS shall be supplied to MENARINI at purchase prices (in US $) described in Appendix B. They will be fixed for each calendar year. Any eventual price modification will be discussed within September 1st of the preceding year. If the parties will not be able to reach an agreement about the new prices the following official index will be used as a reference: USA inflation rate.

        2.2 In case of an exchange rate variation (between US $ and Italian lira) bigger than +/-10% of the exchange rate at the date of the signature of the agreement, the loss and gain will be shared in equal part.

        2.3 Payment for all PRODUCTS purchased by MENARINI shall be made in US $.

        2.4 Payment to the COMPANY shall be made sixty (60) days after the shipment from the COMPANY. All prices are quoted FOB.

        2.5 Without prejudice to its other rights in respect thereof, the COMPANY shall be entitled to withhold supplies of PRODUCTS while payment of any sums due from MENARINI remains outstanding.

        2.6 The PRODUCTS will remain the property of the COMPANY as long as MENARINI has not fully paid for such PRODUCTS. At the request of the COMPANY, MENARINI shall return any and all unpaid PRODUCTS immediately to the COMPANY to the COMPANY's address or to any other address designated by the COMPANY. Notwithstanding the foregoing, MENARINI shall be responsible for any loss or damage relating to any such PRODUCTS while such PRODUCTS are in the possession of MENARINI, or while such PRODUCTS are being returned to the COMPANY until they are accepted by the COMPANY.

3.  EXCLUSIVITY

    The COMPANY shall not supply the PRODUCTS described in Appendix A to any third party in the TERRITORY.

4.  PRODUCT MODIFICATION

    Any modification of the PRODUCTS that is affecting the performances or the physical appearance will be agreed with MENARINI.

5.  PRODUCT REGISTRATION

    MENARINI will do its best efforts to obtain prompt registration for the PRODUCTS with the appropriate governmental agencies in the TERRITORY, and to obtain any other approvals required in connection with the marketing and sale of the PRODUCTS hereunder.

6.  MINIMUM QUANTITY

    6.1. MENARINI shall purchase from the COMPANY for sale in the TERRITORY a minimum quantity of the PRODUCTS as listed on Appendix C. The PRODUCTS will be considered purchased when ordered by MENARINI. MENARINI will provide the COMPANY with a twelve (12) months purchase forecast. This forecast will be updated on a quarterly basis.

    In case of failure to purchase the minimum commitments, the COMPANY will notify MENARINI giving sixty (60) days to remedy. If MENARINI is failing to remedy within sixty (60) days from such notification, the COMPANY may terminate the agreement within seven (7) days from the aforesaid 60th day, with a thirty (30) days written notice.

    In case of significant changes in one or more of the PRODUCTS (quality or price) the parties will adjust in good faith the minimum purchase requirements for said Product(s).

    6.2. Upon request of the COMPANY, MENARINI shall do its best efforts to destroy, return to the COMPANY or make such other disposition as the COMPANY shall direct of any portion of the PRODUCTS determined by the COMPANY to be outdated or otherwise to require such disposition. In the event of such return or destruction, the COMPANY shall either replace the PRODUCTS or reimburse MENARINI in an amount equal to the price paid by MENARINI for the PRODUCTS. The COMPANY shall have no liability for material that is outdated as a result of MENARINI's inventory management practices.

7.  DELIVERY TERMS AND SHELF LIFE

    The PRODUCTS will be delivered to MENARINI within 60 days from the date of the order. Each other will be confirmed within two working days. The PRODUCTS will be delivered to MENARINI with at least 18 months shelf life.

8.      INDUSTRIAL PROPERTY RIGHTS AND CONFIDENTIALITY

        8.1 All technical and commercial information, data regarding processes and know-how furnished by the COMPANY to MENARINI shall remain the property of the COMPANY, and MENARINI shall not acquire any proprietary rights or other interests, herein. For the avoidance of doubt as to what may or may not be constitute information in respect of which MENARINI is bound by the above obligations, the COMPANY will notify MENARINI in writing, within no more than two weeks from the date of disclosure MENARINI, any element of information to be regarded as confidential.

        8.2     The foregoing shall not apply to any information:

                a) which is freely available to the public at the time it is disclosed or made available by the COMPANY or which subsequently becomes freely available to the public otherwise than by default of MENARINI;

                b) any information which MENARINI can show by dated written records was known to MENARINI prior to it being disclosed or made available by the COMPANY;

                c) any information which MENARINI can show from its dated written records was developed independently, without recourse or reference to confidential information disclosed to MENARINI by the COMPANY.

        8.3 Upon termination of this Agreement (for whatever reason), MENARINI shall without delay return to the COMPANY all documents and other materials which include any of the Information (including all copies thereof).

        8.4 MENARINI shall ensure that all staff involved in the distribution of the PRODUCTS (and the staff of any Distributors or agents) are aware of and observe the obligation of confidence contained in this Agreement.

        8.5. The obligation of confidence in this Agreement shall survive the termination of the Agreement for three (3) years from the date of termination of Agreement.


9.      WARRANTY

        (a) The PRODUCTS shall be free from defects due to faulty materials or workmanship and comply with the Technical Specifications attached in Appendix E until the end of their shelf life.

        (b) This warranty shall not apply, and the COMPANY shall be under no obligation to repair or replace PRODUCTS or under any liability to MENARINI of any nature, in relation to PRODUCTS which are not properly used in accordance with their instruction or which have been altered or modified by any person other than the COMPANY.

        (c) Any PRODUCT, which MENARINI believes (having first examined and tested it) not to comply with the Technical Specifications attached in Appendix E during the relevant warranty period, shall be repaired by the COMPANY free of charge to MENARINI but the COMPANY shall not pay any labour or travel costs to MENARINI, and always provided that MENARINI shall have notified the COMPANY in writing of the alleged defect within thirty (30) days of it being brought to MENARINI's attention.

        If any PRODUCTS returned to the COMPANY pursuant to point 9 (c) is found to perform in accordance with its specifications, it shall be returned to MENARINI and the transport costs in relation thereto shall be borne by MENARINI.

        (d) Subject as aforesaid the COMPANY shall be under no liability of any kind in respect of the PRODUCTS manufactured in conformity with Technical Specification and applicable law.

10.     COMPLIANCE WITH LAWS

        (a) The COMPANY assumes the responsibility to assure that the PRODUCTS are safe, effective, properly labelled and packaged, and that they comply with all regulation applicable in the TERRITORY and with European Regulations promulgated from time to time. MENARINI assumes the responsibility to assure that the PRODUCTS, upon delivery, are received, stored, handled, and shipped in compliance with the COMPANY's directives.

        (b) MENARINI shall inspect the PRODUCTS in the TERRITORY at MENARINI's cost to determine whether the PRODUCTS meet the Technical Specifications attached in Appendix E and the requirements of this Agreement.

        MENARINI shall be deemed to have accepted any PRODUCTS not rejected by notification to the COMPANY, setting forth in reasonable detail the PRODUCTS rejected and the reasons therefor, and received by COMPANY within thirty (30) days of MENARINI's receipt of such PRODUCTS, and PRODUCTS which are not so rejected shall be deemed to comply with all Technical Specifications required by this Agreement.

        Up to the above mentioned dispute shall not be clarified, the payment of the disputed PRODUCTS shall be suspended.

        If any PRODUCTS returned to the COMPANY pursuant to point 10 (b) is found to perform in accordance with its Technical Specifications, it shall be returned to MENARINI and the transport costs in relation thereto shall be borne by MENARINI.

        (c) The COMPANY assumes the responsibility to perform appropriate tests of stability for the PRODUCTS. If an expiration date or special handling and storage conditions are required, The COMPANY will inform DISTRIBUTOR of these requirements.

        (d) The COMPANY assumes the responsibility to assure that its label and labelling are in compliance with the regulation applicable in the TERRITORY and with the European Regulations promulgated from time to time.

        (e) The COMPANY assumes the responsibility to conform to a Quality System certified by a certification body and/or described in a Quality Manual. The Quality Manual must be written in compliance with International Quality Standards (e.g. ISO 9000).

        The COMPANY is expected to have procedures and specifications which adequately describe their Quality Program.

        The COMPANY agrees to allow MENARINI periodic visits of the COMPANY's facilities. Confidential disclosures of manufacturing operations can be used to protect the proprietary nature of the manufacturer's operations.

        (f) The COMPANY must ensure that PRODUCTS complies with all the Technical Specifications mutually agreed with MENARINI and described in Appendix E.

        The COMPANY agrees to deliver the PRODUCT with related Quality Control certificate and/or Declaration of Compliance.

        (g) The COMPANY is required to notify MENARINI in writing and receive approval to proceed prior to making any change that may affect conformance to defined requirements. The notification must be provided to MENARINI within reasonable time so MENARINI may evaluate the proposed change for its approval.

        (h) The COMPANY will maintain records of shipments. MENARINI will maintain a traceability system for all transfusion related to PRODUCTS from the COMPANY. This system ensures that PRODUCTS are traceable and accountable after these PRODUCTS have left the premises of MENARINI. Each batch of the PRODUCTS shall be traceable in terms of article code and batch/lot number.
        Serialised PRODUCTS shall be traceable by serial number.

        (i) The COMPANY will provide MENARINI with the Material Safety Data Sheet for any hazardous material used in manufactured the PRODUCTS, within the meaning of the hazardous material of European Regulations.

        (l) MENARINI will communicate to the COMPANY the PRODUCT complaints.
        The COMPANY will cooperate in the resolution of PRODUCT complains and in providing MENARINI with necessary information. Nothing in this paragraph will relieve The COMPANY from its responsibilities, liabilities, and warranties contained in this agreement, and in other possible agreements between the COMPANY and MENARINI.

        (m) If the COMPANY or MENARINI discovers any potential problem in one or more of the PRODUCTS, it will be communicated to the other party. If it is decided that such PRODUCT(s) should be recalled, withdrawn or quarantined, and if the problem is caused by a manufacture error, then the cost of PRODUCTS (plus freight), preparing customer lists, letters and mailing shall be born by the COMPANY.

        (n) The COMPANY will accept for full credit returned goods from MENARINI when they are found not in conformance with Applicable Regulations.

11.     LITIGATION

        (a) If MENARINI becomes aware of or suspects that there is any infringement of the COMPANY's patents or other industrial property rights (including misuse of confidential information), MENARINI shall promptly inform the COMPANY of the same.

        (b) MENARINI shall not compromise or attempt, to take any proceedings or other steps in respect of the matters referred to in paragraph (a) above without the prior written consent of the COMPANY.

        (c) If the COMPANY decides to take any proceedings in relation to the matters referred to in paragraph (a) above, MENARINI shall assist the COMPANY at its request to deal therewith, including without limitation taking or joining with the COMPANY in the prosecution of any proceedings that the COMPANY may deem necessary to protect its rights.

                             CONFIDENTIAL TREATMENT

        All costs and expenses associated with the conduct of or participation by MENARINI in such proceedings shall be changed to the COMPANY.

12.     INSURANCE

        The COMPANY and MENARINI warrant that they both carry product liability insurance for the PRODUCTS being sold under the Agreement.

13.     DURATION AND TERMINATION

        This agreement shall become effective from the date of signature by both parties and shall continue in force until 31 December 2001. The automatic renewal terms will be of five years each. Two (2) years prior to the end of each five (5) year period, the parties will meet to agree in good faith reasonable minimum quantity of PRODUCTS to be purchased by MENARINI for the following five (5) year period taking into consideration the then current market conditions. Should the parties fail to reach an agreement for the such new minimum quantity prior to six (6) months before the expiration of the then current term, each party reserves the right to terminate this Agreement within fifteen (15) days starting from the beginning of such six (6) months, with a thirty
        (30) days prior written notice.

        13.2 Except for as otherwise agreed, this Agreement may be terminated at any time by written notice from either party of the other.

                (a) in the event of a breach by the other party of any of the terms and conditions of the Agreement, which breach shall not be remedied within sixty (60) days from receipt of a written notice to that effect; or

                (b) in the event that either party shall be unable to pay its debts in the ordinary course of business or enter into liquidation or have a receiver or administrator appointed whether compulsory or voluntary, or otherwise becomes subject to insolvency laws:

        13.3 In case of expiration of termination for any reason of this Agreement, MENARINI may continue at its own discretion to purchase - and the COMPANY is obliged to sell-, on a non exclusive basis, the PRODUCTS, provided that the ordered minimum quantities per shipment will be bigger than [material omitted and filed separately with the Securities and Exchange Commission] strips and that MENARINI does not purchase the PRODUCTS also from a third supplier. The parties shall sign a new supply agreement in conformity with what established in this art. 13.3.

14.     MINIMUM SHIPPING QUANTITIES

        The minimum shipping quantity for each product is given in APPENDIX D.

15.     NATURE OF RELATIONSHIP

        MENARINI in an independent party and shall in no respect be or be deemed to be an employee of the COMPANY or an agent of or subject to the authority of the COMPANY. Except as specifically authorised in writing, MENARINI shall not be in any way authorised or empowered to bind the COMPANY.

16.     APPLICABLE LAW

        The Agreement shall in all respects be governed by and construed in accordance with the laws of United Kingdom.

17.     ADDRESSES

        Unless otherwise specified in the Agreement, all notices required hereunder shall be delivered by hand or sent by cable or by telefax or by registered mail, postage paid. Unless otherwise specified by written instructions, all notices shall be addressed as follows:

        If to the COMPANY               If to MENARINI

        Selfcare International          A. Menarini
        Keltenring 8                    Industrie Farmaceutiche Riunite SrL
        82041 Oberhaching               via Sette Santi, 3
        Germany                         50131 Firenze
                                        Italy


18.     ARBITRATION

        Any dispute arising in connection with the Agreement shall be submitted to arbitration in accordance with the rules of the International Chamber of Commerce (the 'ICC'), in London, UK, and shall be determined by a single arbitrator selected by agreement of the parties, or if the parties fail to so agree, a single arbitrator selected by ICC in London, UK. The arbitrator shall have had no dealings with either party or any of its Affiliates for the five years prior to the arbitration. The arbitration shall be held at the ICC in London, UK, and conducted in English. The decision of the arbitrator shall be final and binding and the arbitrator's award may be enforced in any court of competent jurisdiction.

19.     AMENDMENTS

        This Agreement constitutes the entire Agreement between the parties and may be modified only by written agreement specifically referring hereto and signed by the parties.

20.     VALIDITY

        20.1. If any of the provision of this Agreement shall be void or unenforceable by reason of any applicable law, it shall be deleted and the remaining provisions hereof shall continue in full force and effect and, if necessary, so amended as may be necessary to give effect to the spirit of this Agreement so far as it is possible.

        20.2 Parties entered in this Agreement provided that the provisions of this Agreement do not contravene the articles 85 and 86 of the Treaty of Rome. In the event that one or more provisions of this Agreement conflict with the forementioned articles the parties agree that they shall endeavour to find an alternative solution approaching as near as possible to the contractual situation as agreed upon.

        20.3. If due to a change in any applicable law or due to a decision or other act by any competent authority one or more of the provisions of this Agreement cannot any longer be enforced or an amendment of one or more of the provisions of this Agreement is required, the parties agree that they shall endeavour to find an alternative solution approaching as near as possible to the contractual situation existing prior to such a change, decision or act.

21.     RIGHTS AND OBLIGATIONS

        The termination of this Agreement for any reason shall be without prejudice to the rights and obligations of the parties accrued up to and including the date of termination.

22.     PATENTS

        The COMPANY holds harmless MENARINI in case of an infringement by the COMPANY of a third party's patent(s).

IN WITNESS THEREOF, this Agreement has been executed, in duplicate, on the date stated above and below.


Signed in threefold in Firenze                  On July 31st, 1996
                       -------                     ---------------


/s/ Ron Zwanziger       /s/ Otto Wahl              /s/ Enzo Della Croce
--------------------    --------------------       --------------------
August 27th, 1996

Ron Zwanziger           Otto Wahl                  Enzo Della Croce
President               Managing Director Europe   President Diagnostic Business


Selfcare Inc.           Selfcare International     A. Menarini
200 Prospect Street     Keltenring 8               Industrie Farmaceutiche
Waltham, MA 02154       82041 Oberaching           Riuntite S.r.l.
USA                     Germany                    Via Sette Santi, 3
                                                   50131 Firenze, Italy

                                                  CONFIDENTIAL TREATMENT

                                   APPENDIX A

                          ----------------------------
                               EXCLUSIVE PRODUCTS
                          ----------------------------

*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************




Selfcare International          Menarini                Selfcare Inc.

/s/ Otto Wahl                   /s/ Enzo Della Croce    /s/ Ron Zwanziger
---------------------           --------------------    --------------------

Date:                           July 31st, 1996         8/27/96
      ---------------           --------------------    --------------------


* Material omitted and filed separately with the Securities and Exchange Commission.

                                                  CONFIDENTIAL TREATMENT

                                   APPENDIX B
                                     *****

*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************



Selfcare International             Menarini                  Selfcare Inc.

/s/ Otto Wahl                      /s/ Enzo Della Croce      /s/ Ron Zwanziger
----------------------             ---------------------     -----------------

Date:                              July 31st, 1996           8/27/96
     -----------------             ---------------------     -----------------



* Material omitted and filed separately with the Securities and Exchange Commission.

                                                  CONFIDENTIAL TREATMENT

                                   APPENDIX C

                            MINIMUM ORDER QUANTITIES

DISTRIBUTOR:  Menarini

TERRITORY: see Appendix A

*******************************************************************************
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*******************************************************************************
*******************************************************************************
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*******************************************************************************
*******************************************************************************




Selfcare International          Menarini                  Selfcare Inc.

/s/ Otto Wahl                   /s/ Enzo Della Croce      /s/ Ron Zwanziger
----------------------          --------------------      ------------------

Date:                           July 31st, 1996           8/27/96
      ----------------          --------------------      ------------------



* Material omitted and filed separately with the Securities and Exchange Commission.

                                                  CONFIDENTIAL TREATMENT


                                   APPENDIX D

                            MINIMUM SHIPPING QUANTITIES

DISTRIBUTOR:  Menarini

TERRITORY: see Appendix A

******************************************************************************
******************************************************************************
******************************************************************************




Selfcare International        Menarini                  Selfcare Inc.

/s/ Otto Wahl                 /s/ Enzo Della Croce      /s/ Ron Zwanziger
----------------------        --------------------      ----------------------

Date:                         July 31st, 1996           8/27/96
      ----------------        --------------------      -----------------------




* Material omitted and filed separately with the Securities and Exchange Commission.

                                                  CONFIDENTIAL TREATMENT


                                   APPENDIX E

                            TECHNICAL SPECIFICATIONS


DISTRIBUTOR:  Menarini

TERRITORY: see Appendix A

    ************************************************************************
               *************************************************


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Appendix E: technical specifications pag. 1/3


* Material omitted and filed separately with the Securities and Exchange Commission.

                                              CONFIDENTIAL TREATMENT

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Appendix E: technical specifications pag. 2/3


* Material omitted and filed separately with the Securities and Exchange Commission.

                                                  CONFIDENTIAL TREATMENT

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**********************************


Selfcare International          Menarini                  Selfcare Inc.

/s/ Otto Wahl                   /s/ Enzo Della Croce      /s/ Ron Zwanziger
-----------------------         --------------------      ------------------
Date:                           July 31st, 1996           8/27/96
      -----------------         --------------------      ------------------

Appendix E: technical specifications pag. 3/3


* Material omitted and filed separately with the Securities and Exchange Commission.